Exhibit 10.(iv)
                                                               CONTRACT ID#
                                                                 1157

                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease will be deemed to be dated the last date shown opposite the signatures of the parties hereto.

         WHEREAS, RUSSELL ACREE, M.D. ("Landlord") entered into a Lease ("Lease") dated February 1, 1988 with Community Dialysis Centers, Inc. now known as GAMBRO HEALTHCARE RENAL CARE, INC., ("Tenant") for the leasing of certain premises located at 203 E. Robinson Street, Adel, Georgia.

         WHEREAS, the Landlord and Tenant desire to amend said Lease relating to the following provisions contained within;

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the benefits to each party resulting herefrom and for other valuable consideration, the receipt and sufficiency of which are irrevocably and unconditionally hereby acknowledged, the parties hereto, intending to be fully legally bound, agree as follows:

         1. The Lease Term is hereby extended an additional twelve (12) months, commencing May 1, 2003 and expiring April 30, 2004. Rental rate for the renewal term shall be as follows:

                  May 1, 2003 - April 30, 2004                $2,141.25/month

                  All of the terms, covenants and conditions of the Lease Agreement not modified herein, remain in full force and effect, and shall become a part of this extension.

        IN WITNESS WHEREOF, the Landlord and Tenant have executed this Second Amendment to Lease on the day and year shown opposite each party's signature.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]



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                                    Landlord:

                                    RUSSELL ACREE, M.D.

           10/10/2002                       /s/ Russell Acree, M.D.
Date:__________________             By:__________________________
                                    Name: Russell A. Acree, MD
                                                     Title: Owner


                                    Tenant:

                                    GAMBRO HEALTHCARE RENAL CARE, INC.

           11/12/02                        /s/ Gregory P. Santulli
Date:__________________             By:__________________________
                                    Name: Gregpry P. Santulli
                                    Title: Regional Vice President

                                    Approved as to Form:

           11/6/02                       Edwin C. Lunsford, III, Esq.
Date:__________________             By:__________________________
                                    Name: Edwin C. Lunsford, III, Esq.
                                    Title: Southeastern Division
                                           Counsel